EXHIBIT 12.(b)
                                                                  --------------


                         NEW PROVIDENCE INVESTMENT TRUST

        CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual report of the Wisdom Fund (the "Fund") of the New Providence Investment Trust on Form N-CSR for the period ended November 30, 2006, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, C. Douglas Davenport, chief executive officer (or equivalent thereof) and chief financial officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date: January 25,  2007
                                  /s/  C. Douglas Davenport
                               By:_____________________________________
                               C. Douglas Davenport
                               President, Treasurer, Principal Executive Officer and Principal Financial Officer
                               New Providence Investment Trust


     A signed original of this written statement required by Section 906 has been provided to the Wisdom Fund and will be retained by the Wisdom Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.